                                                                   EXHIBIT 10.29

                           THIRD AMENDMENT TO LEASE
                           ------------------------

        THIS FIRST AMENDMENT TO LEASE made this 25th day of February, 1994, by
                                                ----
and between STONE MOUNTAIN INDUSTRIAL PARK, INC., First Party, hereinafter referred to as "Lessor", and WINCUP HOLDINGS, INC., Second Party, hereinafter referred to as "Lessee":

                                  WITNESSETH
                                  ----------

        WHEREAS, Lessor and Dart Industries have previously entered into a lease dated June 16, 1977, covering the 87,750 square foot building located at 4680 Lewis Road, Stone Mountain, Georgia 30083, the term of said Lease having commenced on September 1, 1977, and set to expire on August 31, 1984, and

        WHEREAS, Lessee assigned said Lease to Thompson Industries, a wholly-owned subsidiary of Lessee, on September 27, 1982, said assignment consented to by Lessor dated October 12, 1982, and

        WHEREAS, all of the capital stock of Thompson Industries, Inc. was subsequently acquired by W.M.F. Container Corporation and W.M.F. Container Corporation assumed Thompson's rights and obligations under the above referenced lease, and

        WHEREAS, by First Addendum to Lease dated August 7, 1984, the term of the Lease was extended for an additional five (5) year term from September 1, 1984 through August 31, 1989, and

        WHEREAS, by Second Addendum to Lease dated October 15, 1984, the term of the Lease was extended an additional five (5) years and two (2) months past the expiration date to October 31, 1994, and

        WHEREAS, W.M.F. Container Corporation was subsequently acquired by Scott Container Group, Inc., and Scott Container Group, Inc., was subsequently acquired by WINCUP HOLDINGS GROUP, INC., now known as Lessee, and

        WHEREAS, Lessor and Lessee are desirous of making certain changes to said Lease;

        NOW THEREFORE, in consideration of the mutual covenants and conditions herein, acknowledged by both parties to be adequate and sufficient, the parties hereto agree as follows:

     1. The term of the Lease shall be amended to run for a five (5) year term beginning March 1, 1994 and ending February 28, 1999.

     2. Lessee shall pay to Lessor as rental promptly on the first day of each month in advance without demand during the term of this lease a monthly rental as follows:

         March 1, 1994 through February 28, 1995 $14,918/month March 1, 1995 through February 28, 1996 $16,050/month March 1, 1996 through February 29, 1997 $17,148/month March 1, 1997 through February 28, 1998 $18,245/month March 1, 1998 through February 28, 1999 $19,342/month

     3. In any month that the rental payment is not received by Lessor by the 10th day of the month, Lessor will assess and Lessee agrees to pay five (5%) percent additional rent in the month in which the rent was not paid by the 10th.

     4. Paragraph 4 of the Second Addendum to Lease dated October 15, 1984, is null and void.

     5. Except as expressly amended herein, the Lease shall remain in full force and effect as set forth in the June 16, 1977 Lease as heretofore referenced.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Amendment to Lease as of the day and year first above written.

                                        STONE MOUNTAIN INDUSTRIAL PARK, INC.
                                        A GEORGIA CORPORATION (CORP. SEAL)


                                        By: /s/ John O. Cullifer
                                           -----------------------------------
                                           John O. Cullifer, Vice President

Signed, sealed, and delivered                          LESSOR
in the presence of:

[SIGNATURE APPEARS HERE]
-------------------------------------
Witness

                                        WINCUP HOLDINGS GROUP, INC.
                                        A DELAWARE CORPORATION (CORP. SEAL)

                                        By: [SIGNATURE APPEARS HERE]
                                           -----------------------------------
                                           Title: SR. VICE PRESIDENT-
                                                  ADMINISTRATION

Signed, sealed, and delivered                          LESSEE
in the presence of:

[SIGNATURE APPEARS HERE]
-------------------------------------
Witness

                           SECOND ADDENDUM TO LEASE

    THIS ADDENDUM TO LEASE made this 15th day of October, 1984, by and between
                                     ----        -------
STONE MOUNTAIN INDUSTRIAL PARK, INC., First Party, hereinafter referred to as "Lessor", and W.M.F. CONTAINER CORPORATION, Second Party, hereinafter referred to as "Lessee";

                                  WITNESSETH

    WHEREAS, Lessor and Dart Industries, Inc. have previously entered into a Lease dated June 16, 1977, covering the 87,750 square foot building located at 4680 Lewis Road, Stone Mountain, Georgia 30083, the term of said Lease having
---------------
commenced on September 1, 1977, and

    WHEREAS, Lessee assigned said Lease to Thompson Industries, a wholly-owned subsidiary of Lessee, on September 27, 1982, said assignment consented to by Lessor dated October 12, 1982, and

    WHEREAS, all of the capital stock of Thompson Industries, Inc. was subsequently acquired by W.M.F. Container Corporation and W.M.F. Container Corporation has assumed Thompson's rights and obligations under the above referenced Lease, and

    WHEREAS, both parties extended the term of said Lease for an additional five
(5) years past said expiration date of August 31, 1984 to August 31, 1989, by First Addendum to Lease dated August 7, 1984, and

    WHEREAS, both parties are desirous of extending the term of said Lease for an additional five (5) years and two (2) months past the expiration date of August 31, 1989 to October 31, 1994.
                   ----------------

    NOW, THEREFORE, in consideration of the mutual covenants and conditions herein, acknowledged by both parties to be adequate and sufficient, the parties hereto agree as follows:

    1.  The term of the Lease shall be extended to run for an additional five
(5) years and two (2) months from September 1, 1989 to October 31, 1994.

    2. Lessor has determined that there are utilities at the property line adequate to provide for the following additional utility requirements by Lessee for its expanded operation;

    A) Electrical Requirements - 3000 Amp 480/277 volt main service with 2500 XVA transformer.

    B) Natural Gas Requirements - 30,000 ft./3/ 3/hr. @ 5 psig delivery pressure inside building.

    C)  Water Requirements - 60 gal/min delivered at minimum 40 psig.


                                      (1)

     3. W.M.F. Container Corporation shall pay to Lessor as rental for this five
(5) year two (2) month extension, promptly on the first day of each month in advance without demand during the term of this Lease, a monthly rental of Sixteen Thousand Four Hundred Fifty ($16,450.00) Dollars.

                                    ------------

     4. At the expiration of the lease at October 31, 1994, Lessee shall have the option to extend this lease for a further term of ten (10) years, upon the same terms and conditions herein set forth, except that the monthly rental rate shall be adjusted as follows:

     The monthly rental shall be adjusted to reflect such sum of money as is equivalent at the time of commencement of the further term to the purchasing power of $16,450.00 at the commencement of the First Addendum to Lease provided that Lessee shall have fulfilled completely and in a timely manner all of the terms and conditions of the Lease. This equivalent purchasing power shall be measured by the index number of the "Consumer Price Index For All Urban Consumers - All Items (1967 - equals 100)" as prepared by the Bureau of Labor Statistics of the United States Department of Labor for the month immediately preceding the termination of the term of the First Addendum to the Lease as same compares with said index number as it existed for the month of commencement of the First Addendum. As an example how the new rental rate will be determined, if the said index number for the commencement month of the First Addendum is 150.00 and if the said index number for the month immediately preceding the termination of the First Addendum to Lease is 210.00, the percentage difference used to adjust the rent as of the commencement date of the Second Addendum would be 40% (calculated as follows: 210.00 minus 150.00 equals 60.00, which divided by 150.00 equals 40%). Thus, the rental for the renewal term in this example would be $23,030.00 [which is $16,450 (rent per First Addendum X 40% - $6,580.00 plus $16,450.00 (rent per First Addendum)]. In the event the Consumer Price Index referenced herein is discontinued, the parties shall accept comparable statistics on the purchasing power of the consumers' dollars as published at the time of said discontinuation by a responsible periodical of recognized authority to be chosen by the parties. Lessee shall notify Lessor in writing at least one hundred eighty (180) days prior to the expiration date of the First Addendum to Lease as to whether it intends to exercise said option. Notwithstanding anything contained herein to the contrary, the minimum rental under this option shall be $16,450.00 per month.

     5. Except as expressly amended herein, the Lease is in all respects ratified and confirmed and all the covenants, agreements, terms, provisions, and conditions thereof shall be and remain in full force and effect.


                                      (2)

    IN WITNESS WHEREOF, Lessor and W.M.F. Container Corporation have duly executed this Second Addendum to Lease as of the day and year first above written.

                                            STONE MOUNTAIN INDUSTRIAL PARK, INC.
                                                                (CORPORATE SEAL)

                                                By /s/ Jerry L. Silvio
                                                  ----------------------------
                                                     Jerry L. Silvio, Vice Pres.


Signed, sealed and delivered in
the presence of:
/s/ Carolyn H. McMahon
----------------------
Witness

/s/ Penny Tyler
----------------------
Notary Public
Notary Public, Georgia State at Large
My Commission Expires Sept. 17, 1988.
                                         W.M.F. CONTAINER CORPORATION (CORPORATE
                                                                           SEAL)

                                          BY: /s/ James G. DeLong
                                              ---------------------------------
                                              James G. DeLong, Asst. Sec./Treas.
Signed, sealed and delivered in
the presence of:
/s/ Gerard E. Fellatier
-----------------------
Witness

/s/ Joyce VanLaw AKA Joyce Murphy
---------------------------------
Notary Public

My commission expires 2/2/86








                                      (3)

                           SECOND AMENDMENT TO LEASE
                           -------------------------

        THE FIRST AMENDMENT TO LEASE made this 28TH day of February, 1994, by and between STONE MOUNTAIN INDUSTRIAL PARK, INC., First Party, hereinafter referred to as "Lessor", and WINCUP HOLDINGS, INC., Second Party, hereinafter referred to as "Lessee";

                                  WITNESSETH
                                  ----------

        WHEREAS, Lessor and W.M.F. Container Corporation have previously entered into a lease dated October 15, 1984, whereby Lessor leased to W.M.F. Container

Corporation 82,625 square feet known as 4640 Lewis Road, Stone Mountain,

Georgia, reference being specifically made to said lease for further description, and

        WHEREAS, W.M.F. Container Corporation was acquired by Scott

Container Group, and Lessor and Scott Container Group, Inc., entered into a

First Addendum to Lease dated September 20, 1989, whereby Lessor leased to Scott

Container Group, Inc., an approximate 1.0 acre site at 4616 Lewis Road for a term of five (5) years from August 1, 1989 through October 31, 1994, and

        WHEREAS, Scott Container Group, Inc., was acquired by WINCUP HOLDINGS,

INC., now known as Lessee, and

        WHEREAS, the Lessor and Lessee are desirous of making certain changes to the Lease;

        NOW THEREFORE, in consideration of the mutual covenants and conditions herein, acknowledged by both parties to be adequate and sufficient, the parties hereto agree as follows:

        1.    The term of the Lease shall be amended to run for a five (5) year term beginning March 1, 1994 and ending February 28, 1999.

        2.    Lessee shall pay to Lessor as rental promptly on the first day of each month in advance without demand during the term of this lease a monthly rental as follows:

              March 1, 1994 through February 28, 1995           $17,336/month*
              March 1, 1995 through February 29, 1996           $18,335/month*
              March 1, 1996 through February 28, 1997           $19,368/month*
              March 1, 1997 through February 28, 1999           $20,745/month*

              *Includes $1,500/month rent on 1.0 acre of land

     3. In any month that the rental payment is not received by Lessor by the 10th day of the month, Lessor will assess and Lessee agrees to pay five (5%) percent additional rent in the month in which the rent was not paid by the 10th.

     4.  Paragraph 30 of the Lease dated October 15, 1984, is null and void.

     5. Paragraph 5 of the First Amendment to Lease dated September 20, 1989, is null and void.

     6. Except as expressly amended herein, the Lease shall remain in full force and effect as set forth in the October 15, 1984 Lease as heretofore referenced.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Amendment to Lease as of the day and year first above written.

                                       STONE MOUNTAIN INDUSTRIAL PARK, INC.
                                       A GEORGIA CORPORATION (CORP. SEAL)


                                       By: /s/ John O. Cullifer
                                          -------------------------------------
                                           John O. Cullifer, Vice President

Signed, sealed, and delivered                                LESSOR
in the presence of:

[SIGNATURE APPEARS HERE]
-------------------------------
Witness

                                       WINCUP HOLDINGS GROUP, INC.
                                       AN DELAWARE CORPORATION (CORP SEAL)

                                       By: [SIGNATURE APPEARS HERE]
                                          -------------------------------------
                                       Title: SR. VICE PRESIDENT-ADMINISTRATION
Signed, sealed, and delivered                                LESSEE
in the presence of:

[SIGNATURE APPEARS HERE]
--------------------------------
Witness